EXHIBIT 10.14.1

ASSIGNMENT OF AGREEMENT

FOR PURCHASE AND SALE OF REAL PROPERTY

THIS ASSIGNMENT OF AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (the “Assignment”) is made and entered into as of the 22nd day of February, 2012 by and between WOODFIELD ACQUISITIONS, LLC, a North Carolina limited liability company (“Assignor”) and GGT WHITEHALL VENTURE NC, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Whitehall Corporate Center Development Limited Partnership, a North Carolina limited partnership (“Seller”), as seller, and Assignor, as purchaser, are parties to that certain Agreement for Purchase and Sale of Real Property dated June 30, 2011, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated January 10, 2012 and by that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated February 14, 2012 (as amended, the “Purchase Agreement”), with respect to certain real property located in the City of Charlotte, Mecklenburg County, North Carolina, as more particularly described in said Purchase Agreement; and

WHEREAS, Assignor has agreed to assign all of its obligations, rights, title and interests in, to and under said Purchase Agreement to Assignee, and Assignee has agreed to assume all of Assignor’s obligations, rights, title and interests in, to and under the Purchase Agreement from Assignor.

NOW, THEREFORE, FOR AND IN CONSIDERATION of One Dollar ($1.00) and other good and valuable consideration, Assignor hereby assigns to Assignee all of its obligations, rights, title and interest in, to and under the Purchase Agreement, and Assignee hereby assumes all of Assignor’s obligations, rights, title and interest in, to and under the Purchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by the persons duly empowered to bind the parties to perform their respective obligations hereunder as of the day and year first above written.

ASSIGNOR:

WOODFIELD ACQUISITIONS, LLC, a North Carolina limited liability company

By:	/s/ Chad M. Hagler
Name:	Chad M. Hagler
Title:	Authorized Representative

ASSIGNEE:

GGT WHITEHALL VENTURE NC, LLC a Delaware limited liability company

By:	WF Arrowood, LLC, its Operating Member

	By:	/s/ Chad M. Hagler
	Name:	Chad M. Hagler
	Title:	Manager